UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2021

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2021, Hilton Grand Vacations Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended March 31, 2021. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release of Hilton Grand Vacations Inc., dated April 29, 2021, announcing the results for the quarter ended March 31, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Proposed Transaction and Where to Find It

This filing may be deemed solicitation material in respect of our proposed acquisition of Dakota Holdings, Inc. (the “Merger”). In connection with the proposed Merger, we have filed with the SEC a preliminary proxy statement and other documents regarding the proposed Merger, and we plan to file with the SEC a definitive proxy statement as well as other documents regarding the proposed Merger. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the preliminary proxy statement, the definitive proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors may obtain free of charge the preliminary proxy statement, definitive proxy statement when it becomes available, and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnish pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at https://investors.hgv.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Our directors, executive officers and certain other members of our management and our employees may be deemed “participants” in the solicitation of proxies from our stockholders in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of our stockholders in connection with the proposed Merger can be found in the preliminary proxy statement and the other relevant documents that will be filed with the SEC. You can find information about our executive officers and directors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in our definitive proxy statement for the 2021 annual meeting of stockholders filed with the SEC on Schedule 14A on March 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Daniel J. Mathewes
Daniel J. Mathewes
Executive Vice President and Chief Financial Officer

Date:  April 29, 2021